UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 22, 2004

NORTHWEST INDIANA BANCORP

(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit 99.1 Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	Quarterly Earnings Release and
Unaudited Consolidated Balance Sheets, Consolidated
Statements of Income and Selected Financial Data for the
Quarter Ended June 30, 2004

Item 12. Results of Operations and Financial Condition

     On July 20, 2004, NorthWest Indiana Bancorp issued a press release reporting its financial results for the quarter ended June 30, 2004. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004

NORTHWEST INDIANA BANCORP
By:	/s/ David A. Bochnowski
	Name:	David A. Bochnowski
	Title:	Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Quarterly Earnings Release and Unaudited Consolidated Balance Sheets,
Consolidated Statements of Income and Selected Financial Data
for the Quarter Ended June 30, 2004